UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 22, 2007 (May 17, 2007)
Monarch Community Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-49814	04-3627031
State or other jurisdiction	(Commission	(IRS Employer
of Incorporation	File Number)	Identification No.)

375 North Willowbrook Road, Coldwater, MI		49036

(Address of principal executive offices)		(Zip Code)
(517) 278-4567
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     On May 17, 2007, the board of directors of Monarch Community Bancorp, Inc. (the “Company”) appointed William Kurtz as permanent Chief Financial Officer of the Company from interim Chief Financial Officer. Effective with the appointment of Mr. Kurtz as permanent Chief Financial Officer of the Company, he will relinquish his title as Chief Operating Officer. The Company has no current plans to appoint a replacement Chief Operating Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCH COMMUNITY BANCORP, INC.

Dated: May 22, 2007
/s/ Donald L. Denney Donald L. Denney, President and Chief Executive Officer